                                                                   Exhibit 10.21

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                             SUBSIDIARY GUARANTEE

                               Dated May 3, 2001

                                    made by

                    EACH OF THE SUBSIDIARIES OF DAVITA INC.
                     LISTED ON THE SIGNATURE PAGES HEREOF,

                                as Guarantors,
                                -------------

                                  in favor of

                       THE LENDER PARTIES REFERRED TO IN
                    THE CREDIT AGREEMENT REFERRED TO HEREIN

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

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               -----
SECTION 1.        Guarantee; Limitation of Liability........................................................      1

SECTION 2.        Guarantee Absolute........................................................................      2

SECTION 3.        Waivers and Acknowledgments...............................................................      3

SECTION 4.        Subrogation...............................................................................      4

SECTION 5.        Payments Free and Clear of Taxes, Etc.....................................................      5

SECTION 6.        Representations and Warranties............................................................      7

SECTION 7.        Confirmation of Certain Provisions of the Loan Documents..................................      8

SECTION 8.        Amendments; Supplements, Etc..............................................................      8

SECTION 9.        Notices, Etc..............................................................................      8

SECTION 10.       No Waiver; Remedies.......................................................................      9

SECTION 11.       Right of Setoff...........................................................................      9

SECTION 12.       Indemnification...........................................................................      9

SECTION 13.       Continuing Guarantee; Assignments under the Credit Agreement..............................     10

SECTION 14.       Release of Guarantors.....................................................................     10

SECTION 15.       Execution in Counterparts.................................................................     10

SECTION 16.       Governing Law; Jurisdiction; Etc..........................................................     10

SECTION 17.       WAIVER OF JURY TRIAL......................................................................      1

                                    EXHIBIT
                                    -------

Exhibit A         -        Form of Guarantee Supplement

                                   APPENDICES
                                   ----------

Appendix A
Appendix B

                              SUBSIDIARY GUARANTEE

          GUARANTEE dated May 3, 2001 made by each of the Persons listed on the signature pages hereto (together with each of the Additional Guarantors (as defined in Section 8(b)), the "Guarantors") in favor of the Administrative Agent and the Lender Parties (as defined in the Credit Agreement referred to below).

                             PRELIMINARY STATEMENTS

          (1) DaVita Inc., a Delaware corporation (the "Borrower"), has entered into a Credit Agreement dated as of May 3, 2001 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") with the banks, financial institutions and other institutional lenders from time to time party thereto, Bank of America, N.A. ("BofA"), as the Initial Issuing Bank and Swing Line Bank thereunder, The Bank of New York ("BONY"), as Issuing Bank thereunder, Credit Suisse First Boston ("CSFB"), as the Syndication Agent therefor, Banc of America Securities LLC ("BAS") and CSFB, as the Joint Lead Arrangers and Joint Book Managers therefor, BONY, Bank of Nova Scotia and SunTrust Bank, as Documentation Agents therefor, and BofA as the administrative agent (together with any successor thereto appointed pursuant to Article VII of the Credit Agreement, the "Administrative Agent") for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Guarantee shall have the same meanings as specified therefor in the Credit Agreement. Each of the Guarantors may receive, directly or indirectly, a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

          (2) It is a condition precedent to the making of Advances by the Lenders under the Credit Agreement and the issuance of Letters of Credit by the Issuing Bank that each of the Guarantors shall have executed and delivered this Guarantee.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances and the Issuing Bank to issue Letters of Credit from time to time under the Credit Agreement, each of the Guarantors hereby agrees as follows:

          SECTION 1. Guarantee; Limitation of Liability. (a) Each of the
          ---------------------------------------------
Guarantors jointly and severally hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or at a date fixed for prepayment or by acceleration, demand or otherwise, of all of the Obligations of the Borrower now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnification payments, contract causes of action, costs, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or any of the Lender Parties in enforcing any rights under this Guarantee. Without limiting the generality of the foregoing, each of the Guarantors' liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any of the other Loan Parties to the Administrative Agent or any of the Lender Parties under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

          (b) Each of the Guarantors, and by its acceptance of this Guarantee, the Administrative Agent and each of the Lender Parties, hereby confirm that it is the intention of all such Persons that this Guarantee and the Obligations of each of the Guarantors hereunder not constitute a fraudulent transfer or conveyance for purposes of the United States Federal Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state Requirements of Law covering the protection of creditors' rights or the relief of debtors to the extent applicable to this Guarantee and the Obligations of each of the Guarantors hereunder. To effectuate the foregoing intention, each of the Guarantors, the Administrative Agent and each of the Lender Parties hereby irrevocably agree that the Guaranteed Obligations and all of the other liabilities of each of the Guarantors under this Guarantee shall be limited to the maximum amount as will, after giving effect to such maximum amount and all of the other contingent and fixed liabilities of such Guarantor that are relevant under such Requirements of Law, and after giving effect to any collections from, any rights to receive contributions from, or any payments made by or on behalf of, any of the other Guarantors in respect of the Obligations of such other Guarantor under this Guarantee, result in the Guaranteed Obligations and all of the other liabilities of each of the Guarantors under this Guarantee not constituting a fraudulent transfer or conveyance.

          (c) Each of the Guarantors hereby unconditionally and irrevocably agrees that, in the event any payment shall be required to be made to the Lender Parties under this Guarantee or any other guarantee, such Guarantor will contribute, to the fullest extent permitted by applicable law, such amounts to each of the other Guarantors and each other guarantor as would maximize the aggregate amount paid to the Lender Parties under or in respect of the Loan Documents.

          SECTION 2. Guarantee Absolute. (a) Each of the Guarantors jointly and
          -----------------------------
severally guarantees that all of the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any Requirements of Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any of the Lender Parties with respect thereto. The Obligations of each of the Guarantors under this Guarantee are independent of the Guaranteed Obligations or any other Obligations of any of the other Loan Parties under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each of the Guarantors to enforce this Guarantee, irrespective of whether any action is brought against any of the other Loan Parties or whether any of the other Loan Parties is joined in any such action or actions. The liability of each of the Guarantors under this Guarantee shall be absolute, unconditional and irrevocable irrespective of, and each of the Guarantors hereby irrevocably waives any defenses it may now have or may hereafter acquire in any way relating to, any and all of the following:

          (i) any lack of validity or enforceability of any of the Loan Documents or any other agreement or instrument relating thereto;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any of the other Loan Parties under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any of the Loan Documents (including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any of the Loan Parties or any of their respective Subsidiaries or otherwise);

          (iii) any taking, exchange, release or nonperfection of any collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guarantee, for all or any of the Guaranteed Obligations;

          (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any of the property and assets of any of the other Loan Parties or any of their respective Subsidiaries for all or any of the Guaranteed Obligations or any other Obligations of any of the Loan Parties under or in respect of the Loan Documents;

          (v) any change, restructuring or termination of the legal structure or existence of any of the other Loan Parties or any of their respective Subsidiaries;

          (vi) any failure of any of the Lender Parties to disclose to any of the Loan Parties any information relating to the business, condition (financial or otherwise), operations, liabilities (actual or contingent), properties or prospects of any of the other Loan Parties now or hereafter known to such Lender Party;

          (vii) the failure of any other Person to execute this Guarantee or any other guarantee or agreement or the release or reduction of liability of any of the other Guarantors or any other guarantor or surety with respect to the Guaranteed Obligations; or

          (viii) any other circumstance (including, without limitation, any statute of limitations or any existence of or reliance on any representation by the Administrative Agent or any of the Lender Parties) that might otherwise constitute a defense available to, or a discharge of, such Guarantor, any of the other Loan Parties or any other guarantor or surety.

This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Administrative Agent or any of the Lender Parties or by any other Person upon the insolvency, bankruptcy or reorganization of any of the Loan Parties or otherwise, all as though such payment had not been made, and each of the Guarantors hereby unconditionally and irrevocably agrees that it will jointly and severally indemnify the Administrative Agent and each of the Lender Parties, upon demand, for all of the costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or such Lender Party in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, a fraudulent transfer or a similar payment under any bankruptcy, insolvency or similar Requirements of Law.

          (b) Each of the Guarantors hereby further agrees that, as between such Guarantor, on the one hand, and the Administrative Agent and the Lender Parties, on the other hand, (i) the Guaranteed Obligations of such Guarantor may be declared to be forthwith due and payable as provided in Section 6.01 of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 6.01 of the Credit Agreement) for all purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such declaration in respect of the Obligations of any of the Loan Parties guaranteed hereunder (or preventing such Guaranteed Obligations from becoming automatically due and payable) as against any other Person and (ii) in the event of any declaration of acceleration of such Guaranteed Obligations (or such Guaranteed Obligations being deemed to have become automatically due and payable) as provided in Section 6.01 of the Credit Agreement, such Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by such Guarantor for all purposes of this Guarantee.

          SECTION 3. Waivers and Acknowledgments. (a) Each of the Guarantors
          ---------------------------------------
hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, protest, dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guarantee, and any requirement that the Administrative Agent or any of the Lender Parties protect, secure, perfect or insure any Lien or any property or assets subject thereto or exhaust any right or take any action against any of the other Loan Parties or any other Person or any Collateral.

          (b) Each of the Guarantors hereby waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agent or the Lender Parties which in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or any other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of setoff or counterclaim against or in respect of the Obligations of such Guarantor under this Guarantee.

          (c) Each of the Guarantors hereby unconditionally and irrevocably waives any duty on the part of the Administrative Agent or any of the Lender Parties to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, liabilities (actual or contingent), properties or prospects of any of the other Loan Parties or any of their respective Subsidiaries or the property and assets thereof now or hereafter known by the Administrative Agent or such Lender Party.

          (d) Each of the Guarantors hereby unconditionally waives any right to revoke this Guarantee, and acknowledges that this Guarantee is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

          (e) Each of the Guarantors acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 2 and in this Section 3 are knowingly made in contemplation of such benefits.

          SECTION 4. Subrogation. Each of the Guarantors hereby unconditionally
          ----------------------
and irrevocably agrees not to exercise any rights that it may now have or may hereafter acquire against any of the other Loan Parties or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Obligations of such Guarantor under or in respect of this Guarantee or any of the other Loan Documents, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any of the Lender Parties against such other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute, common law or any other Requirements of Law, including, without limitation, the right to take or receive from such other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set off or in any other manner, payment or security on account of such claim, remedy or right, unless and until such time as all of the Guaranteed Obligations and all of the other amounts payable under this Guarantee shall have been paid in full in cash, all of the Letters of Credit shall have expired or been fully drawn, terminated or cancelled and all Commitments shall have expired or been terminated. If any amount shall be paid to any of the Guarantors in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of all of the Guaranteed Obligations and all of the other amounts payable under this Guarantee (other than in choate reimbursement or indemnification Obligations), (b) the full drawing, expiration, termination or cancellation of all of the Letters of Credit and (c) the Termination Date, such amount shall be received and held in trust for the benefit of the Administrative Agent and the Lender Parties, shall be segregated from the other property and funds of such Guarantor and shall be delivered forthwith to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and the other amounts payable under this Guarantee, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held in escrow (in an account to be established at BofA, in the name and under the control of the Administrative Agent and on terms, including the rate of interest payable with respect to the credit balance of such account from time to time, substantially the same as BofA's standard terms applicable to escrow accounts maintained with it) for any of the Guaranteed Obligations or the other amounts payable under this Guarantee thereafter arising. If (i) any of the Guarantors shall pay to the Administrative Agent all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations (other than inchoate indemnification and reimbursement Obligations) and the of the other amounts payable under this Guarantee shall have been paid in full in cash, (iii) all of the Letters of Credit shall have expired or been fully drawn, terminated or cancelled and (iv) the Termination Date shall have occurred, the Administrative Agent and Lender Parties will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer or subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from the payment made by such Guarantor under this Guarantee.

          SECTION 5. Payments Free and Clear of Taxes, Etc. (a) Any and all
          ------------------------------------------------
payments by any of the Guarantors under or in respect of this Guarantee or any of the other Loan Documents to which such Guarantor is a party shall be made, in accordance with Section 2.13 of the Credit Agreement, free and clear of and without deduction for any and all present or future Taxes. If any of the Guarantors shall be required by applicable Requirements of Law to deduct any Taxes from or in respect of any sum payable under or in respect of this Guarantee or any of the other Loan Documents to which such Guarantor is a party to any of the Agents or any of the Lender Parties, (i) the sum payable by such Guarantor shall be increased as may be necessary so that after such Guarantor and the Administrative Agent have made all required deductions (including deductions applicable to additional sums payable under this Section 5) such Agent or such Lender Party, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other Governmental Authority in accordance with the applicable Requirements of Law.

          (b) In addition, each of the Guarantors hereby agrees to pay on a joint and several basis any present or future Other Taxes.

          (c) Each of the Guarantors shall jointly and severally indemnify each of the Agents and each of the Lender Parties for, and hold each of them harmless against, the full amount of Taxes and Other Taxes, and the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section 5, imposed on or paid by such Agent or such Lender Party, as the case may be, and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. The indemnity by each of the Guarantors provided for in this subsection (c) shall apply and be made whether or not the Taxes or Other Taxes for which indemnification hereunder is sought have been correctly or legally asserted; provided, however, that such Agent or such Lender Party seeking such indemnification shall take all reasonable actions (consistent with its internal policy and legal and regulatory restrictions) requested by any of the Guarantors to assist the Guarantors in recovering the amounts paid thereby pursuant to this subsection (c) from the relevant taxation authority or other Governmental Authority. Amounts payable by any of the Guarantors under the indemnity set forth in this subsection (c) shall be paid within 30 days from the date on which the applicable Agent or Lender Party, as the case may be, makes written demand therefor.

          (d) Within 30 days after the date of any payment of Taxes, the Guarantor making such payment (or on whose behalf such payment was made) shall furnish to the Administrative Agent, at its address referred to in Section 9, the original or a certified copy of a receipt evidencing payment thereof, to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agent. In the case of any payment under or in respect of this Guarantee or any of the other Loan Documents by or on behalf of any of the Guarantors through an account or branch outside the United States, or on behalf of such Guarantor by a payor that is not a United States person, if such Guarantor determines that no Taxes are payable in respect thereof, such Guarantor shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at its address referred to in

Section 9, an opinion of counsel reasonably acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e) of this Section 5, the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

          (e) Each of the Lender Parties organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of the Credit Agreement in the case of each of the Initial Lenders, the Swing Line Bank and the Initial Issuing Bank, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party, and from time to time thereafter as reasonably requested in writing by any of the Guarantors or the Administrative Agent (but only so long thereafter as such Lender Party remains lawfully able to do so), provide each of such Guarantor and the Administrative Agent with two original Internal Revenue Service forms W-8BEN, W-8ECI or W-8IMY or, in the case of any of the Lender Parties that is claiming exemption from United States withholding tax under
Section 871(h) or 881(c) of the Internal Revenue Code with respect to payments of "portfolio interest", form W-8BEN (and, if such Lender Party delivers a form W-8BEN, a certificate representing that such Lender Party is not (i) a "bank" for purposes of Section 881(c) of the Internal Revenue Code, (ii) a ten-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue
Code) of any of the Guarantors or (iii) a controlled foreign corporation related to any of the Guarantors (within the meaning of Section 864(d)(4) of the Internal Revenue Code), as appropriate), or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender Party is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to the Credit Agreement or the other Loan Documents or, in the case of a Lender Party delivering a form W-8BEN, certifying that such Lender Party is a foreign corporation, partnership, estate or trust. If the forms referred to above in this subsection (e) that are provided by a Lender Party at the time such Lender Party first becomes a party to the Credit Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate shall be considered excluded from Taxes solely for the periods governed by such form. However, if, at the date of the Assignment and Acceptance pursuant to which a Lender Party becomes a party to the Credit Agreement, the Lender Party assignor was entitled to payments under subsection (a) of this Section 5 in respect of United States withholding tax with respect to interest paid at such date, then, to such extent (and only to such extent), the term "Taxes" shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to such Lender Party assignee on such date. None of the Lender Parties shall be entitled to payment pursuant to subsection (a) or (c) of this Section 5 with respect to any additional Taxes that result solely and directly from a change in either of the Applicable Lending Offices of such Lender Party (other than any such additional Taxes that are imposed as a result of a change in the applicable Requirements of Law, or in the interpretation of application thereof, occurring after the date of such change), unless such change is made pursuant to the terms of Section 2.10(e) or 2.13(g) of the Credit Agreement or as a result of a request therefor by the Borrower or any of the Guarantors.

          (f) For any period with respect to which any of the Lender Parties has failed to provide any of the Guarantors, following such Guarantor's request therefor pursuant to subsection (e) of this Section 5, with the appropriate form, certificate or other document described in subsection (e) of this Section 5 (other than if such failure is due to a change in the applicable Requirements of Law, or in the interpretation or application thereof, occurring after the date on which a form, certificate or other document originally was required to be provided or if such form otherwise is not required under subsection (e) of this Section 5), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) of this Section 5 with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should any of the Lender Parties become subject to Taxes because of its failure to deliver a form, certificate or other document required hereunder, each of the Guarantors shall take such steps as such Lender Party shall reasonably request to assist such Lender Party in recovering such Taxes.

          SECTION 6. Representations and Warranties. Each of the Guarantors
          -----------------------------------------
hereby represents and warrants as follows:

          (a) Such Guarantor (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified and in good standing as a foreign business enterprise in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where failure to be so qualified or licensed would not have a Material Adverse Effect, and (iii) has all requisite power and authority (including, without limitation, all Governmental Authorizations) to enter into the Loan Documents to which it is a party and to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance by each Guarantor of each Loan Document to which it is or is to be a party, and the consummation of the Transaction, are within such Guarantor's corporate, partnership or limited liability company powers, have been duly authorized by all necessary action, and do not (i) contravene such Guarantor's Constitutive Documents, (ii) violate any Requirements of Law, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting such Guarantor or any of its properties or
(iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of such Guarantor. No Guarantor is in violation of any such Requirements of Law or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse Effect.

          (c) No Governmental Authorization, and no other authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Guarantor of this Guarantee or any other Loan Document to which it is or is to be a party, or for the consummation of the Transaction, (ii) the grant by any Guarantor of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by any Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the filings and recordations required to perfect the security interests granted under the Collateral Documents to which such Grantor is a party.

          (d) This Guarantee has been duly executed and delivered by each Guarantor and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms.

          (e) There are no conditions precedent to the effectiveness of this Guarantee that have not been satisfied or waived.

          (f) Such Guarantor has, independently and without reliance upon the Administrative Agent or any of the Lender Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guarantee and all of the other Loan Documents to which it is a party, and such Guarantor has established adequate means of obtaining from each of the other Loan Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, liabilities (actual or contingent), properties or prospects of each of the other Loan Parties.

          SECTION 7. Confirmation of Certain Provisions of the Loan Documents.
          --------------------------------------------------------------------
Each of the Guarantors hereby confirms to the Administrative Agent and the Lender Parties that each of the representations and warranties set forth in the Loan Documents that is made by such Guarantor or on behalf of such Guarantor by the Borrower is correct in all material respects. Each of the Guarantors hereby confirms and agrees that, so long as any of the Advances or any of the other Obligations of any Loan Party under or in respect of any of the Loan Documents shall remain unpaid, any of the Letters of Credit shall remain outstanding or any of the Lender Parties shall have any Commitment under the Credit Agreement, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents on its part to be performed or observed or that the Borrower has agreed to cause such Guarantor to perform or observe.

          SECTION 8. Amendments; Supplements, Etc. (a) No amendment or waiver of
          ---------------------------------------
any provision of this Guarantee, nor consent to any departure by any of the Guarantors therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and, in the case of amendments, by the Guarantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lender Parties required to take such action, affect the rights or duties of the Administrative Agent under this Guarantee.

          (b) Upon the execution and delivery by any Person of a supplement to this Guarantee (whether pursuant to Section 5.01(j) of the Credit Agreement or otherwise), in each case in substantially the form of Exhibit A hereto or otherwise in form and substance reasonably satisfactory to the Lender Parties (each a "Guarantee Supplement"), such Person shall be referred to as an "Additional Guarantor" and shall be and become a Guarantor as if such Person had originally been party hereto in such capacity, and each reference in this Guarantee to an "Additional Guarantor" or a "Guarantor" shall also mean and be a reference to such Additional Guarantor and each reference in any of the other Loan Documents to a "Guarantor" or a "Loan Party" shall also mean and be a reference to such Additional Guarantor.

          SECTION 9. Notices, Etc. All notices and other communications provided
          ------------------------
for hereunder shall be in writing (including telecopy communication) and mailed, telecopied or delivered:

          (a) if to any of the Guarantors, at the address of the Borrower set forth in Section 8.02 of the Credit Agreement; and

          (b)  if to the Administrative Agent, at its address set forth in
Section 8.02 of the Credit Agreement; or

          (c) as to any of the Guarantors or the Administrative Agent, at such other address as shall be designated by such party in a written notice to each of the other Guarantors and Lender Parties and, as to each of the other parties, at such other address as shall be designated by such party in a written notice to each of the Guarantors and the Administrative Agent.

Notwithstanding any of the other provisions of this Guarantee or any of the other Loan Documents to which any of the Guarantors is a party, any notice to the Guarantors or to any of them required to be made under this Guarantee that is delivered to the Borrower in accordance with Section 8.02 of the Credit Agreement shall constitute effective notice to the Guarantors or to any such Guarantor. All such notices and communications shall, be effective three Business Days after deposit in the mail or upon transmission by telecopier or delivery, respectively, addressed as aforesaid. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Guarantee shall be effective as delivery of an originally executed counterpart thereof.

          SECTION 10. No Waiver; Remedies. No failure on the part of the
          --------------------------------
Administrative Agent or any of the Lender Parties to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by applicable law.

          SECTION 11. Right of Setoff. Upon (a) the occurrence and during the
          --------------------------
continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01 of the Credit Agreement, each of the Lender Parties and each of their respective affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such affiliate to or for the credit or the account of any of the Guarantors against any and all of the Obligations of the Guarantors now or hereafter existing under this Guarantee, if any, held by such Lender Party, irrespective of whether such Lender Party shall have made any demand under this Guarantee and although such obligations may be unmatured. Each of the Lender Parties hereby agrees to notify the applicable Guarantor promptly after any such setoff and application shall be made by such Lender Party or any of its affiliates; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each of the Lender Parties and each of their respective affiliates under this Section 11 are in addition to any other rights and remedies (including, without limitation, any other rights of setoff) that such Lender Party and its affiliates may have.

          SECTION 12. Indemnification. (a) Without limiting any of the other
          ---------------------------
Obligations of the Guarantors or any of the other remedies of the Lender Parties under this Guarantee, each of the Guarantors hereby agrees to indemnify and hold harmless the Administrative Agent and each of the Lender Parties from, and hold each of them harmless against, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel), joint or several, that may be incurred by or asserted or awarded against the Administrative Agent or such Lender Party in connection with or by reason of the failure of any of the Guaranteed Obligations to be the legal, valid and binding obligations of any of the Loan Parties intended to be obligated therefor, enforceable against such Loan Party in accordance with its terms.

          (b) Each of the Guarantors hereby also severally agrees that none of the Administrative Agent or any of the Lender Parties or any of their respective affiliates or any of their respective officers, directors, employers, agents, representatives or advisors (each an "Indemnified Party") shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or their respective officers, directors, stockholders, partners, members, employees, agents, representatives or advisors, except to the extent, in the case of any such Indemnified Party, that such claim is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. Each of the Guarantors hereby severally agrees not to assert any claim against any of the Indemnified Parties on any theory of liability, for special, indirect, consequential or punitive damages, arising out of or otherwise relating to the Transaction (or any aspect thereof), the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the other transactions contemplated thereby.

          (c) Without prejudice to the survival of any other agreement of any of the Guarantors under this Guarantee or any of the other Loan Documents, the agreements and obligations of each of the Guarantors contained in Section 1(a) (with respect to enforcement expenses), the last sentence of Section 2(a),
Section 5 and this Section 12 shall survive the payment in full of the Guaranteed Obligations and all of the other amounts payable under this Guarantee.

          SECTION 13.  Continuing Guarantee; Assignments under the Credit
          ---------------------------------------------------------------
Agreement. This Guarantee is a continuing guarantee and shall (a) remain in full
---------
force and effect until the latest of (i) the payment in full in cash of all of the Guaranteed Obligations and all other amounts payable under this Guarantee (other than inchoate indemnification and reimbursement Obligations), (ii) the full drawing, expiration, termination or cancellation of all of the Letters of Credit and (iii) the Termination Date, (b) be binding upon each of the Guarantors, their respective successors and assigns and (c) inure to the benefit of, and be enforceable by, the Administrative Agent and the Lender Parties and their respective successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any of the Lender Parties may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to such Lender Party under this Guarantee or otherwise, in each case as provided in
Section 8.07 of the Credit Agreement. None of the Guarantors shall, subject to
Section 14, have the right to assign its rights hereunder or any interest herein without the prior written consent of all of the Lender Parties.

           SECTION 14. Release of Guarantors. If any of the Guarantors shall
          ----------------------------------
cease to be a wholly owned Subsidiary of the Borrower in accordance with the terms of the Credit Agreement and the other Loan Documents (including, without limitation, in connection with a transaction permitted under Section 5.02(d), 5.02(e) or 5.02(m)(iii) of the Credit Agreement), such Guarantor shall, automatically and without any further action on the part of any of the other Loan Parties or the Administrative Agent or any of the Lender Parties, and upon notice to the Administrative Agent, be fully released and discharged from all its Obligations under or in respect of the Loan Documents to which such Guarantor is a party and, upon the request of the Borrower, the Administrative Agent shall, at the Borrower's sole expense, execute such documents and take such other action as is reasonably requested by the Borrower to evidence the release and discharge of such Guarantor from all such Obligations under or in respect of the Loan Documents.

          SECTION 15.  Execution in Counterparts. This Guarantee may be executed
          --------------------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guarantee by telecopier shall be effective as delivery of an originally executed counterpart of this Guarantee.

          SECTION 16.  Governing Law; Jurisdiction; Etc. (a) This Guarantee
          ----------------------------------------------
shall be governed by, and construed in accordance with, the laws of the State of New York.

          (b) Each of the Guarantors hereby irrevocably and unconditionally submits, for itself and its property and assets, to the nonexclusive jurisdiction of any New York state court or any federal court of the United States of America sitting in New York City, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment in respect thereof, and each of the Guarantors hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York state court or, to the fullest extent permitted by applicable law, in any such federal court. Each of the Guarantors hereby irrevocably consents to the service of copies of any summons and complaint and any other process which may be served in any such action or proceeding by certified mail, return receipt requested, or by delivering a copy of such process to such party, at its address specified in Section 9, or by any other method permitted by applicable law. Each of the Guarantors hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. Nothing in this Guarantee shall affect any right that any of the Guarantors, the Administrative Agent or any of the Lender Parties may otherwise have to bring any action or proceeding relating to this Guarantee or any of the other Loan Documents in the courts of any jurisdiction.

          (c) Each of the Guarantors irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Guarantee or any of the other Loan Documents to which it is a party in any New York state court or federal court. Each of the Guarantors hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

             [the remainder of this page intentionally left blank]

          SECTION 17. WAIVER OF JURY TRIAL. EACH OF THE GUARANTORS BY THEIR
          --------------------------------
EXECUTION HEREOF AND EACH OF THE LENDER PARTIES BY THEIR ACCEPTANCE OF THIS GUARANTEE IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTEE, ANY OF THE OTHER LOAN DOCUMENTS, THE ADVANCES, THE LETTERS OF CREDIT OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

          IN WITNESS WHEREOF, each of the Guarantors has caused this Guarantee to be duly executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                             DAVITA INC.


                                             By  _______________________________
                                                 Name:  Marshal Salomon
                                                 Title: Vice President

                                             By  _______________________________
                                                 Name:  Marshal Salomon
                                                 Title: Vice President
                                                        on behalf of each of the
                                                        entities listed on
                                                        Appendix A attached
                                                        hereto

                                             TOTAL RENAL CARE, INC., on behalf
                                             of each of the entities listed on
                                             Appendix B attached hereto


                                             By________________________________
                                                Name:  Marshal Salomon
                                                Title: Vice President

                                             TRC WEST, INC


                                             By  _______________________________
                                                 Name:  Marshal Salomon
                                                 Title: Vice President

                                             TRC OF NEW YORK, INC., on behalf of
                                             each of the entities listed on
                                             Appendix C attached hereto


                                             By  _______________________________
                                                 Name:  Marshal Salomon
                                                 Title: Vice President

                                                                EXHIBIT A TO THE
                                                            SUBSIDIARY GUARANTEE
                                                            --------------------


                         FORM OF GUARANTEE SUPPLEMENT

                                                  [Date of Guarantee Supplement]

Bank of America, N.A.,
(as the Administrative Agent under
the Credit Agreement referred to below)
Independence Center
101 North Tryon Street, 15th Floor
Charlotte, North Carolina 28255
Attention: Corporate Credit Services

 Credit Agreement dated as of May 3, 2001 (as in effect on the date hereof, the
 ------------------------------------------------------------------------------
"Credit Agreement") among DaVita Inc. with the banks, financial institutions and
--------------------------------------------------------------------------------
 other institutional lenders from time to time party thereto, Bank of America,
 -----------------------------------------------------------------------------
 N.A. ("BofA"), as the Initial Issuing Bank and Swing Line Bank thereunder, The
 ------------------------------------------------------------------------------
   Bank of New York ("BONY"), as Issuing Bank thereunder, Credit Suisse First
   --------------------------------------------------------------------------
Boston Corporation ("CSFB"), as the Syndication Agent therefor, Banc of America
-------------------------------------------------------------------------------
  Securities LLC and CSFB, as the Joint Lead Arrangers and Joint Book Managers
  ----------------------------------------------------------------------------
     therefor, BONY, Bank of Nova Scotia, SunTrust Bank Nashville, Inc., as
     ----------------------------------------------------------------------
  Documentation Agents therefor, and BofA as the Administrative Agent for the
  ---------------------------------------------------------------------------
                           Lender Parties thereunder
                           -------------------------

Ladies and Gentlemen:

          Reference is made to the above-captioned Credit Agreement and to the Subsidiary Guarantee referred to therein (such Subsidiary Guarantee, as in effect on the date hereof and as it may be further amended, supplemented or otherwise modified hereafter from time to time, the "Guarantee"). Capitalized terms not otherwise defined in this Guarantee Supplement shall have the same meanings as specified therefor in the Credit Agreement or the Guarantee.

          SECTION 1. Guarantee; Limitation of Liability. (a) The undersigned
                     ----------------------------------
hereby unconditionally and irrevocably guarantees on a joint and several basis with the other Guarantors the punctual payment when due, whether at scheduled maturity or at a date fixed for prepayment or by acceleration, demand or otherwise, of all of the Obligations of the Borrower now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnification payments, contract causes of action, costs, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or any of the Lender Parties in enforcing any rights under this Guarantee Supplement or the Guarantee, on the terms and subject to the limitations set forth in the Guarantee, as if it were an original party thereto. Without limiting the generality of the foregoing, the undersigned's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any of the other Loan Parties to the Administrative Agent or any of the Lender Parties under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

          (b) The undersigned, and by their acceptance of this Guarantee Supplement, the Administrative Agent and each of the Lender Parties, hereby confirm that it is the intention of all such Persons that this Guarantee Supplement, the Guarantee and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of the United States Federal Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state Requirements of Law covering the protection of creditors' rights or the relief of debtors to the extent applicable to this Guarantee Supplement, the Guarantee and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the undersigned, the Administrative Agent and each of the Lender Parties hereby irrevocably agree that the Guaranteed Obligations and all of the other liabilities of the undersigned under this Guarantee Supplement and the Guarantee shall be limited to the maximum amount as will, after giving effect to such maximum amount and all of the other contingent and fixed liabilities of the undersigned that are relevant under such Requirements of Law, and after giving effect to any collections from, any rights to receive contributions from, or any payments made by or on behalf of, any of the other Guarantors in respect of the Obligations of such other Guarantor under the Guarantee, result in the Guaranteed Obligations and all of the other liabilities of the undersigned under this Guarantee Supplement and the Guarantee not constituting a fraudulent transfer or conveyance.

          (c) The undersigned hereby unconditionally and irrevocably agrees that, in the event any payment shall be required to be made to the Lender Parties under this Guarantee Supplement, the Guarantee or any other guarantee, the undersigned will contribute, to the fullest extent permitted by applicable law, such amounts to each of the other Guarantors and each other guarantor so as to maximize the aggregate amount paid to the Lender Parties under or in respect of the Loan Documents.

          SECTION 2. Obligations Under the Guarantee. The undersigned hereby
                     -------------------------------
agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guarantee to the same extent as each of the other Guarantors. The undersigned further agrees, as of the date first above written, that each reference in the Guarantee to an "Additional Guarantor" or a "Guarantor" shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a "Guarantor" or a "Loan Party" shall also mean and be a reference to the undersigned.

          SECTION 3. Governing Law; Jurisdiction; Etc. (a) This Guarantee
                     --------------------------------
Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

          (b) The undersigned hereby irrevocably and unconditionally submits, for itself and its property and assets, to the nonexclusive jurisdiction of any New York state court or any federal court of the United States of America sitting in New York City, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee Supplement, the Guarantee or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment in respect thereof, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York state court or, to the fullest extent permitted by applicable law, in any such federal court. The undersigned hereby irrevocably consents to the service of copies of any summons and complaint and any other process which may be served in any such action or proceeding by certified mail, return receipt requested, or by delivering a copy of such process to such party, at its address set forth below its name on the signature page to this Guarantee Supplement, or by any other method permitted by applicable law. The undersigned hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. Nothing in this Guarantee Supplement or the Guarantee shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guarantee Supplement, the Guarantee or any of the other Loan Documents in the courts of any jurisdiction.

          (c) The undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Guarantee Supplement or any of the other Loan Documents to which it is a party in any New York state court or federal court. The undersigned hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          SECTION 4. WAIVER OF JURY TRIAL. THE UNDERSIGNED IRREVOCABLY WAIVES
                     --------------------
ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTEE SUPPLEMENT, THE GUARANTEE, ANY OF THE OTHER LOAN DOCUMENTS, ANY DOCUMENTS DELIVERED PURSUANT TO THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF ANY OF THE ADMINISTRATIVE AGENT OR ANY OF THE OTHER LENDER PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                                         Very truly yours,

                                         [NAME OF ADDITIONAL GUARANTOR]


                                         By _______________________________
                                         Name:
                                         Title:

                                         Address:

                                                               Appendix A to the
                                                            Subsidiary Guarantee


                     Carroll County Dialysis Facility, Inc.
                       Continental Dialysis Centers, Inc.
            Continental Dialysis Center of Springfield-Fairfax, Inc.
                      Dialysis Specialists of Dallas, Inc.
                         East End Dialysis Center, Inc.
                        Elberton Dialysis Facility, Inc.
                        Flamingo Park Kidney Center, Inc.
                      Lincoln Park Dialysis Services, Inc.
                      Mason-Dixon Dialysis Facilities, Inc.
                          Open Access Sonography, Inc.
                         Peninsula Dialysis Center, Inc.
                          Renal Treatment Centers, Inc.
                   Renal Treatment Centers - California, Inc.
                     Renal Treatment Centers - Hawaii, Inc.
                    Renal Treatment Centers - Illinois, Inc.
                   Renal Treatment Centers - Mid-Atlantic,Inc.
                    Renal Treatment Centers - Northeast, Inc.
                    Renal Treatment Centers - Southeast, Inc.
                      Renal Treatment Centers - West, Inc.
                               RTC Holdings, Inc.
                          RTC - Texas Acquisition, Inc.
                                  RTC TN, Inc.
                          Total Acute Kidney Care, Inc.
                             Total Renal Care, Inc.
                       Total Renal Care of Colorado, Inc.
                      Total Renal Care of Puerto Rico, Inc.
                         Total Renal Laboratories, Inc.
                           Total Renal Research, Inc.
                       Total Renal Support Services, Inc.
                              TRC of New York, Inc.
                         Tri-City Dialysis Center, Inc.

                                                               Appendix B to the
                                                            Subsidiary Guarantee


                       Beverly Hills Dialysis Partnership
   Houston Kidney Center/Total Renal Care Integrated Service Network Limited
                                  Partnership
                          Sunrise Dialysis Partnership
                Total Renal Care/Peralta Renal Center Partnership
                 Total Renal Care/Piedmont Dialysis Partnership
                   Total Renal Care Texas Limited Partnership
                        Total Renal Care of Utah, L.L.C.
                               TRC - Indiana, LLC

                                                               APPENDIX C TO THE
                                                            SUBSIDIARY GUARANTEE

                                   MHS-I, LLC
                                  MHS-III, LLC
                                   MHS-IV, LLC
                                   MHS-V, LLC
                                   MHS-VI, LLC
                                  MHS-VII, LLC
                                  MHS-VIII, LLC
                                   MHS-IX, LLC
                                   MHS-X, LLC
                                   MHS-XI, LLC
                                  MHS-XII, LLC